                                                                     Exhibit 4.4

                               AMENDMENT NO. 1 TO
                    THE AMENDED AND RESTATED CREDIT AGREEMENT

        AMENDMENT NO. 1, dated as of June 29, 2001, to the Amended and Restated Credit Agreement dated as of March 30, 2001 (the "Credit Agreement") among Amkor Technology, Inc. a Delaware corporation (the "Borrower"), the lenders and issuing banks party thereto (collectively the "Lenders"), Salomon Smith Barney Inc. ("SSBI") as sole book manager, Citicorp USA, Inc. as administrative agent (the "Administrative Agent") for the Lenders and as collateral agent (the "Collateral Agent"), SSBI and DEUTSCHE BANC ALEX. BROWN INC. ("DBAB"), as arrangers and DBAB as syndication agent.

        PRELIMINARY STATEMENTS:

        (1) The parties to this Amendment are party to the Credit Agreement. Capitalized terms defined in the Credit Agreement and not otherwise defined in this Amendment are used herein as therein defined.

        (2) The parties hereto have agreed to amend the Credit Agreement as hereinafter set forth.

               SECTION 1. AMENDMENTS. Subject to the satisfaction of the conditions precedent set forth in Section 2 hereof, the Credit Agreement is hereby amended, effective as of the date hereof, as follows:

        (a)    Amendments to Article I (Definitions and Accounting Terms).

               The following new definition is inserted in Section 1.1 of the Credit Agreement in the appropriate place to preserve the alphabetical order of the definitions in such section:

                      ""Senior Secured Leverage Ratio" means, at any date of
               determination, the ratio of (a) the aggregate amount of the Advances together with all Indebtedness in respect of Capitalized Leases and any other Debt for Borrowed Money which is not Subordinated Debt and is secured by a Lien of the Borrower and its Restricted Subsidiaries at such date to (b) Consolidated EBITDA of the Borrower and its Restricted Subsidiaries for the most recent Measurement Period ending on or prior to such date."

        (b)    Amendments to Article V (Covenants of the Borrower).

                      (i) Section 5.4(b) is hereby amended by deleting the existing Section 5.4(b) in its entirety and inserting the following revised Section 5.4(b) in lieu thereof:

                      "(b)   Leverage Ratio.  Maintain at all times a
               Leverage Ratio of not more than the amount set forth below for each period set forth below:

-------------------------------------------
QUARTER ENDING                       RATIO
-------------------------------------------
March 31, 2001                       3.25:1
-------------------------------------------
June 30, 2001                        4.00:1
-------------------------------------------
September 30, 2001                   5.25:1
-------------------------------------------
December 31, 2001                    3.25:1
-------------------------------------------
March 31, 2002                       3.00:1
-------------------------------------------
June 30, 2002                        3.00:1
-------------------------------------------
September 30, 2002                   2.75:1
-------------------------------------------
December 31, 2002                    2.50:1
-------------------------------------------
March 31, 2003                       2.25:1
-------------------------------------------
June 30, 2003                        2.25:1
-------------------------------------------
September 30, 2003                   2.25:1
-------------------------------------------
December 31, 2003                    2.25:1
-------------------------------------------
March 31, 2004                       2.00:1
-------------------------------------------
June 30, 2004                        2.00:1
-------------------------------------------
September 30, 2004                   2.00:1
-------------------------------------------
December 31, 2004                    2.00:1
-------------------------------------------
March 31, 2005                       2.00:1
-------------------------------------------
June 30, 2005                        2.00:1
-------------------------------------------
September 30, 2005                   2.00:1
-------------------------------------------

                                             "

                      (i) Section 5.4(c) is hereby amended by deleting the existing Section 5.4(c) in its entirety and inserting the following revised
Section 5.4(c) in lieu thereof:

                             "(c)   Interest Coverage Ratio.  Maintain at all
                       times an Interest Coverage Ratio of not less than the amount set forth below for each period set forth below:

-------------------------------------------
Quarter Ending                       Ratio
-------------------------------------------
March 31, 2001                       3.50:1
-------------------------------------------
June 30, 2001                        3.00:1
-------------------------------------------
September 30, 2001                   2.35:1
-------------------------------------------
December 31, 2001                    3.50:1
-------------------------------------------
March 31, 2002                       3.50:1
-------------------------------------------
June 30, 2002                        3.50:1
-------------------------------------------
September 30, 2002                   3.75:1
-------------------------------------------
December 31, 2002                    3.75:1
-------------------------------------------
March 31, 2003                       4.00:1
-------------------------------------------
June 30, 2003                        4.00:1
-------------------------------------------
September 30, 2003                   4.00:1
-------------------------------------------
December 31, 2003                    4.00:1
-------------------------------------------
March 31, 2004                       4.00:1
-------------------------------------------
June 30, 2004                        4.00:1
-------------------------------------------
September 30, 2004                   4.00:1
-------------------------------------------

-------------------------------------------
December 31, 2004                    4.00:1
-------------------------------------------
March 31, 2005                       4.00:1
-------------------------------------------
June 30, 2005                        4.00:1
-------------------------------------------
September 30, 2005                   4.00:1
-------------------------------------------

                                             "

                      (iii) Section 5.4(d) is hereby amended by deleting the
               existing Section 5.4(d) in its entirety and inserting the following revised Section 5.4(d) in lieu thereof:

                             "(d) Tangible Net Worth. The Borrower will not
                      permit Tangible Net Worth: (i) on June 30, 2001 to be less than $400,000,000; (ii) on September 30, 2001 to be less than $325,000,000; and (iii) at any time thereafter to be less than (i) 90% of the Tangible Net Worth on September 30, 2001 plus (ii) 50% of the sum of Consolidated Net Income of the Borrower and its Restricted Subsidiaries for each fiscal quarter beginning with the first quarter after September 30, 2001 (without reduction for losses) plus
                      (iii) the amount of Net Cash Proceeds from issuances of Equity Interests received by the Borrower since September 30, 2001. For the quarters ending June 30, 2001 and September 30, 2001, the Tangible Net Worth will not include any write down of Equity Interests in Anam."

                      (iv) Section 5.4 of the Credit Agreement is hereby amended by adding a new clause (e) immediately after clause (d) to read in its entirety as follows:

                             "(e)   Senior Secured Leverage Ratio.  Maintain at
                       all times a Senior Secured Leverage Ratio of not more than the amount set forth below for each period set forth below:

-------------------------------------------
QUARTER ENDING                       RATIO
-------------------------------------------
June 30, 2001                        1.00:1
-------------------------------------------
September 30, 2001                   1.00:1
-------------------------------------------

                                             "

          SECTION 2. CONDITIONS TO EFFECTIVENESS. This Amendment shall become effective as of the date first above written when, and only when, (i) the Administrative Agent shall have received counterparts of this Amendment executed by the Borrower and the Required Lenders or, as to any of the Lenders, evidence satisfactory to the Administrative Agent that such Lender has executed this Amendment, (ii) each Subsidiary Guarantor shall have executed a consent to this Amendment in the form attached hereto, and (iii) the Administrative Agent shall have received from the Borrower, for the account of each Lender that has executed this Amendment and delivered evidence thereof satisfactory to the Administrative Agent at or before 5:00 p.m. New York City time on July 10, 2001, an amendment fee equal to 0.15% of the aggregate amount of the outstanding Term B Advances, Revolving Credit Commitments and Letter of Credit Commitments of each such Lender as of such date. Furthermore this Amendment is subject to the provisions of Section 8.1 of the Credit Agreement.

          SECTION 3. CONSTRUCTION WITH THE LOAN DOCUMENTS. (a) On and after the effectiveness of this Amendment, each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof" or words of like import referring to the Credit Agreement, and each reference in the Notes and each of the other Loan Documents to "the Credit Agreement", "thereunder", "thereof" or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement as amended by this Amendment.

          SECTION 4. GOVERNING LAW. This Amendment is governed by the law of the State of New York.

          SECTION 5. AMENDMENTS TO COLLATERAL DOCUMENTS. Each Lender hereby appoints each of the Administrative Agent and the Collateral Agent as its attorney-in-fact with full authority in the place and stead of such Lender and in the name of such Lender or otherwise, from time to time, to amend any Korean Collateral Document as the Administrative Agent or the Collateral Agent reasonably considers desirable or necessary to give effect to the provisions of
Section 8.1 or Section 8.11 of the Credit Agreement or otherwise to release Collateral under the Korean Collateral Documents to the extent that such release is permitted pursuant to the terms of the Credit Agreement. Each Lender hereby ratifies and will ratify any action taken by either such Attorney from time to time as contemplated by this Section 5.

          SECTION 6. REPRESENTATIONS AND WARRANTIES. The Borrower hereby represents and warrants that each of the representations and warranties made by the Borrower in the Credit Agreement, as amended hereby, and the other Loan Documents to which the Borrower is a party or by which the Borrower is bound, shall be true and correct in all material respects on and as of the date hereof (other than representations and warranties in any such Loan Document which expressly speak as of a specific date, which shall have been true and correct in all material respects as of such specific date) and no Default or Event of Default has occurred and is continuing as of the date hereof.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.


                                  AMKOR TECHNOLOGY, INC.,

                                  By /s/ Kenneth Joyce
                                     ------------------------------------------
                                     Name:   Kenneth Joyce
                                     Title:  Executive Vice President &
                                             Chief Financial Officer


                                  CITICORP USA, INC.,
                                  as Administrative Agent and Collateral Agent


                                  By /s/ Suzanne Crymes
                                     ------------------------------------------
                                     Name:   Suzanne Crymes
                                     Title:  Vice President

                                  CITIBANK, N.A.,
                                  as Lender


                                  By /s/ Suzanne Crymes
                                     ------------------------------------------
                                     Name:  Suzanne Crymes
                                     Title: Vice President

                                  Societe Generale                             ,
                                  ---------------------------------------------
                                  as Lender


                                  By /s/ Cynthia A. Jay
                                     ------------------------------------------
                                     Name:  Cynthia A. Jay
                                     Title: Managing Director

                                  ABN AMRO Bank N.V.



                                  By /s/ Natalie M. Smith
                                     ------------------------------------------
                                     Name:  Natalie M. Smith
                                     Title: Vice President



                                  By /s/ Jana Dombrowski
                                     ------------------------------------------
                                     Name:  Jana Dombrowski
                                     Title: Vice President

                                  BANK OF AMERICA, N.A.                        ,
                                  ---------------------------------------------
                                  as Lender


                                  By /s/ Sugeet Manchanda
                                     ------------------------------------------
                                     Name:  Sugeet Manchanda
                                     Title: Principal

                                  Bank of China, New York Branch               ,
                                  ---------------------------------------------
                                  as Lender


                                  By /s/ Bailin Zheng
                                     ------------------------------------------
                                     Name:  Bailin Zheng
                                     Title: General Manager

                                  THE BANK OF NOVA SCOTIA                      ,
                                  ---------------------------------------------
                                  as Lender


                                  By /s/ Todd S. Meller
                                     ------------------------------------------
                                     Name:  Todd S. Meller
                                     Title: Managing Director

                                  Bank of Tokyo Mitsubishi Trust Company       ,
                                  ---------------------------------------------
                                  as Lender


                                  By /s/ H. Zimmermann
                                     ------------------------------------------
                                     Name:  H. Zimmermann
                                     Title: Vice President

                                  BARCLAYS BANK PLC,
                                  as Lender


                                  By /s/ Peter Yetman
                                     ------------------------------------------
                                     Name:  Peter Yetman
                                     Title: Director

                                  BNP PARIBAS                                  ,
                                  ---------------------------------------------
                                  as Lender


                                  By /s/ Stuart Darby
                                     ------------------------------------------
                                     Name:  Stuart Darby
                                     Title: Vice President



                                  By /s/ Jean Plassard
                                     ------------------------------------------
                                     Name:  Jean Plassard
                                     Title: Managing Director

                                  COMERICA BANK,
                                  as Lender


                                  By /s/ John M. Costa
                                     ------------------------------------------
                                     Name:  John M. Costa
                                     Title: First Vice President

                                  BANKERS TRUST COMPANY                        ,
                                  ---------------------------------------------
                                  as Lender


                                  By /s/ Mary Jo Jolly
                                     ------------------------------------------
                                     Name:  MARY JO JOLLY
                                     Title: ASSISTANT VICE PRESIDENT

                                  ERSTE BANK                                   ,
                                  ---------------------------------------------
                                  as Lender


                                  By /s/ John Fay
                                     ------------------------------------------
                                     Name:  John Fay
                                     Title: Vice President
                                            ERSTE Bank New York Branch



                                  By /s/ John S. Runnion
                                     ------------------------------------------
                                     Name:  John S. Runnion
                                     Title: Managing Director
                                            ERSTE Bank New York Branch

                                  FIRST UNION NATIONAL BANK                    ,
                                  ---------------------------------------------
                                  as Lender


                                  By /s/ Jorge A. Gonzalez
                                     ------------------------------------------
                                     Name:  Jorge A. Gonzalez
                                     Title: Senior Vice President

                                  FLEET NATIONAL BANK                          ,
                                  ---------------------------------------------
                                  as Lender


                                  By /s/ G.A. Nicholson
                                     ------------------------------------------
                                     Name:  G.A. Nicholson
                                     Title: Vice President

                                  THE FUJI BANK, LIMITED



                                  By /s/ Nobuoki Koike
                                     ------------------------------------------
                                     Name:  Nobuoki Koike
                                     Title: Vice President

                                  IBM CREDIT CORPORATION                       ,
                                  ---------------------------------------------
                                  as Lender


                                  By /s/ Thomas S. Curcio
                                     ------------------------------------------
                                     Name:  Thomas S. Curcio
                                     Title: Manager of Credit,
                                            Commercial & Specialty
                                            Financing

                                  IKB CAPITAL CORPORATION,
                                  -----------------------
                                  as Lender


                                  By /s/ David Snyder
                                     ------------------------------------------
                                     Name:  David Snyder
                                     Title: President

                                  THE INDUSTRIAL BANK OF JAPAN,
                                  ---------------------------------------------
                                  LIMITED
                                  ---------------------------------------------
                                  as Lender


                                  By /s/ Kenneth Biegen
                                     ------------------------------------------
                                     Name: Kenneth Biegen
                                     Title: Senior Vice President

                                  Key Corporate Capital Inc.,
                                  as Lender


                                  By /s/ Jeff Kalinowski
                                     ------------------------------------------
                                     Name:  Jeff Kalinowski
                                     Title: Vice President

                                  PNC Bank, National Association,
                                  as Lender


                                  By /s/ Robert J. Giannone
                                     ------------------------------------------
                                     Name:  Robert J. Giannone
                                     Title: Vice President

                                  CENTURION CDO II, LTD.

                                  By:  American Express Asset Management
                                  Group Inc. as Collateral Manager
                                  ---------------------------------------------
                                  as Lender



                                  By /s/ Michael M. Leyland
                                     ------------------------------------------
                                     Name:  Michael M. Leyland
                                     Title: Managing Director

                                  AMMC CDO I, LIMITED
                                  By:  American Money Management Corp.,
                                  as Collateral Manager



                                  By /s/ David P. Meyer
                                     ------------------------------------------
                                     Name: David P. Meyer
                                     Title: Vice President

                                  AMMC CDO II, LIMITED
                                  as Lender

                                  By:  American Money Management Corp.,
                                  as Collateral Manager



                                  By /s/ David P. Meyer
                                     ------------------------------------------
                                     Name: David P. Meyer
                                     Title: Vice President

                                  NORTHWOODS CAPITAL, LIMITED
                                  BY:  ANGELO, GORDON & CO., L.P.,
                                       AS COLLATERAL MANAGER



                                  By /s/ John W. Fraser
                                     ------------------------------------------
                                     Name: JOHN W. FRASER
                                     Title: MANAGING DIRECTOR

                                  NORTHWOODS CAPITAL II, LIMITED
                                  BY:  ANGELO, GORDON & CO., L.P.,
                                       AS COLLATERAL MANAGER



                                  By /s/ John W. Frazer
                                     ------------------------------------------
                                     Name:  JOHN W. FRASER
                                     Title: MANAGING DIRECTOR

                                  ARES Leveraged Investment Fund, L.P.

                                  By: ARES Management, L.P.
                                  Its: General Partner


                                  By /s/ Christopher N. Jacobs
                                     ------------------------------------------
                                     Title: Christopher N. Jacobs
                                            Vice President

                                  ARES Leveraged Investment Fund II, L.P.

                                  By: ARES Management II, L.P.
                                  Its: General Partner



                                  By /s/ Christopher N. Jacobs
                                     ------------------------------------------
                                     Title: Christopher N. Jacobs
                                            Vice President

                                  Ares IV CLO LTD.

                                  By: Ares CLO Manangement IV, L.P.,
                                  Investment Manager

                                  By: Ares CLO GP IV, LLC,
                                  Its: Managing Member



                                  By /s/ Christopher N. Jacobs
                                     ------------------------------------------
                                     Name:  Christopher N. Jacobs
                                     Title: Vice President

                                  BLACK DIAMOND INTERNATIONAL
                                  FUNDING LTD.
                                  ---------------------------------------------
                                  as Lender


                                  By /s/ David Egglishaw
                                     ------------------------------------------
                                     Name:  David Egglishaw
                                     Title: Director

                                  BLACK DIAMOND CLO 1999-1 LTD.                ,
                                  ---------------------------------------------
                                  as Lender


                                  By /s/ David Egglishaw
                                     ------------------------------------------
                                     Name:  David Egglishaw
                                     Title: Director

                                  BLACK DIAMOND CLO 2000-1 LTD.                ,
                                  ---------------------------------------------
                                  as Lender


                                  By /s/ David Egglishaw
                                     ------------------------------------------
                                     Name:  David Egglishaw
                                     Title: Director

                                  SIERRA-CLO-I                                 ,
                                  ---------------------------------------------
                                  as Lender


                                  By /s/ John M. Casparian
                                     ------------------------------------------
                                     Name:  John M. Casparian
                                     Title: Senior Managing Director
                                            Centre Pacific LLC, Manager

                                  CAPTIVA FINANCE LTD.                         ,
                                  ---------------------------------------------
                                  as Lender


                                  By /s/ David Egglishaw
                                     ------------------------------------------
                                     Name:  David Egglishaw
                                     Title: Director

                                  ELT LTD.                                     ,
                                  ---------------------------------------------
                                  as Lender


                                  By /s/ Ann E. Morris
                                     ------------------------------------------
                                     Name: Ann E. Morris
                                     Title: Authorized Agent

                                  KZH CYPRESSTREE-1 LLC,
                                  as Lender


                                  By /s/ Virginia Conway
                                     ------------------------------------------
                                     Name:  Virginia Conway
                                     Title: Authorized Agent

                                  KZH SHOSHONE LLC,
                                  as Lender


                                  By /s/ Virginia Conway
                                     ------------------------------------------
                                     Name:  Virginia Conway
                                     Title: Authorized Agent

                                  KZH STERLING LLC,
                                  as Lender


                                  By /s/ Virginia Conway
                                     ------------------------------------------
                                     Name:  Virginia Conway
                                     Title: Authorized Agent

                                  CITADEL HILL 2000 LTD.                       ,
                                  ---------------------------------------------
                                  as Lender


                                  By /s/ Nick Karsiotis
                                     ------------------------------------------
                                     Name:  Nick Karsiotis
                                     Title: Authorized Signatory

                                  PROMETHEUS INVESTMENT FUNDING
                                  NO. 1 LTD.
                                  By: CPF Asset Advisory, LLC as Investment
                                  Manager
                                  ---------------------------------------------
                                  as Lender


                                  By /s/ Timothy L. Harrod
                                     ------------------------------------------
                                     Name:  Timothy L. Harrod
                                     Title: Managing Director



                                  By /s/ Irv Roa
                                     ------------------------------------------
                                                Irv Roa
                                                Associate Director

                                  CSAM FUNDING I
                                  as Lender


                                  By /s/ Andrew Marshak
                                     ------------------------------------------
                                     Name:  Andrew Marshak
                                     Title: Authorized Signatory

                                  FIRST DOMINION FUNDING II
                                  as Lender


                                  By /s/ Andrew Marshak
                                     ------------------------------------------
                                     Name:  Andrew Marshak
                                     Title: Authorized Signatory

                                  CYPRESSTREE INVESTMENT PARTNERS I, LTD
                                  By:   CypressTree Investment Management
                                        Company, Inc., as Portfolio Manager


                                  By: /s/ P. Jeffrey Huth
                                     ------------------------------------------
                                      Name:   P. Jeffrey Huth
                                      Title:  Principal


                                  CYPRESSTREE INVESTMENT PARTNERS II, LTD.
                                  By:   CypressTree Investment Management
                                        Company, Inc., as Portfolio Manager


                                  By: /s/ P. Jeffrey Huth
                                     ------------------------------------------
                                      Name:   P. Jeffrey Huth
                                      Title:  Principal


                                  CYPRESSTREE INVESTMENT FUND, LLC
                                  By:   CypressTree Investment Management
                                        Company, Inc., as Portfolio Manager



                                  By:
                                     ------------------------------------------
                                      Name:   P. Jeffrey Huth
                                      Title:  Principal


                                  CYPRESSTREE INSTITUTIONAL FUND, LLC
                                  By:   CypressTree Investment Management
                                        Company, Inc., as Portfolio Manager


                                  By:
                                     ------------------------------------------
                                      Name:   P. Jeffrey Huth
                                      Title:  Principal


                                  CYPRESSTREE INVESTMENT MANAGEMENT
                                  COMPANY, INC.
                                  As: Attorney-in-Fact and on behalf of First Allmerica Financial Life Insurance Company as Portfolio Manager


                                  By: /s/ P. Jeffrey Huth
                                     ------------------------------------------
                                      Name:   P. Jeffrey Huth
                                      Title:  Principal

                                  North American Senior Floating Rate Fund
                                  By:  Stanfield Capital Partners LLC
                                       as Subadvisor                           ,
                                  ---------------------------------------------
                                  as Lender


                                  By /s/ Christopher A. Bondy
                                     ------------------------------------------
                                     Name:  Christopher A. Bondy
                                     Title: Partner

                                  MOUNTAIN CAPITAL CLO II, LTD.


                                  By /s/ Darren P. Riley
                                     ------------------------------------------
                                     Name:  Darren P. Riley
                                     Title: Director

                                  APEX (IDM) CDO I, LTD.
                                  as Lender


                                  By /s/ Michael Audino
                                     ------------------------------------------
                                     Name:  Michael Audino
                                     Title: Assistant Vice President

                                  ELC (Cayman) Ltd.
                                  as Lender


                                  By /s/ Michael Audino
                                     ------------------------------------------
                                     Name:  Michael Audino
                                     Title: Assistant Vice President

                                  ELC (Cayman) Ltd.
                                  CDO Series 1999-I

                                  as Lender


                                  By /s/ Michael Audino
                                     ------------------------------------------
                                     Name:  Michael Audino
                                     Title: Assistant Vice President

                                  ELC (Cayman) Ltd. 1999-II

                                  as Lender


                                  By /s/ Michael Audino
                                     ------------------------------------------
                                     Name:  Michael Audino
                                     Title: Assistant Vice President

                                  ELC (Cayman) Ltd. 1999-III

                                  as Lender


                                  By /s/ Michael Audino
                                     ------------------------------------------
                                     Name:  Michael Audino
                                     Title: Assistant Vice President

                                  ELC (Cayman) Ltd. 2000-I
                                  as Lender


                                  By /s/ Michael Audino
                                     ------------------------------------------
                                     Name:  Michael Audino
                                     Title: Assistant Vice President

                                  TRYON CLO Ltd. 2000-I
                                  as Lender


                                  By /s/ Michael Audino
                                     ------------------------------------------
                                     Name:  Michael Audino
                                     Title: Assistant Vice President

                                  SEABOARD CLO 2000 LTD.
                                  as Lender


                                  By /s/ Sheppard H.C. Davis, Jr.
                                     ------------------------------------------
                                     Name:  Sheppard H.C. Davis, Jr.
                                     Title: CEO of Seaboard & Co.
                                            Its Collateral Manager

                                  AIM FLOATING RATE FUND
                                  By: INVESCO Senior Secured Management, Inc
                                      As Attorney in fact


                                  By /s/ Joseph Rotondo
                                     ------------------------------------------
                                     Name:  Joseph Rotondo
                                     Title: Authorized Signatory

                                  AMARA-1 FINANCE LTD.
                                  By: INVESCO Senior Secured Management, Inc
                                      As Sub-advisor


                                  By /s/ Joseph Rotondo
                                     ------------------------------------------
                                     Name:  Joseph Rotondo
                                     Title: Authorized Signatory

                                  AMARA 2  FINANCE, LTD.
                                  By: INVESCO Senior Secured Management, Inc
                                      As Sub-advisor


                                  By /s/ Joseph Rotondo
                                     ------------------------------------------
                                     Name:  Joseph Rotondo
                                     Title: Authorized Signatory

                                  CERES II FINANCE LTD.
                                  By: INVESCO Senior Secured Management, Inc
                                      As Sub-Managing Agent (Financial)


                                  By /s/ Joseph Rotondo
                                     ------------------------------------------
                                     Name:  Joseph Rotondo
                                     Title: Authorized Signatory

                                  CHARTER VIEW PORTFOLIO
                                  By: INVESCO Senior Secured Management, Inc
                                      As Investment Advisor


                                  By /s/ Joseph Rotondo
                                     ------------------------------------------
                                     Name:  Joseph Rotondo
                                     Title: Authorized

                                  AERIES FINANCE-II LTD.
                                  By: INVESCO Senior Secured Management, Inc
                                      As Sub-Managing Agent


                                  By /s/ Joseph Rotondo
                                     ------------------------------------------
                                     Name:  Joseph Rotondo
                                     Title: Authorized Signatory

                                  AVALON CAPITAL LTD 2
                                  By: INVESCO Senior Secured Management, Inc
                                      As Portfolio Advisor


                                  By /s/ Joseph Rotondo
                                     ------------------------------------------
                                     Name:  Joseph Rotondo
                                     Title: Authorized Signatory

                                  AVALON CAPITAL LTD
                                  By: INVESCO Senior Secured Management, Inc
                                      As Portfolio Advisor


                                  By /s/ Joseph Rotondo
                                     ------------------------------------------
                                     Name:  Joseph Rotondo
                                     Title: Authorized Signatory

                                  OASIS COLLATERALIZED HIGH INCOME
                                  PORTFOLIO-I, LTD.
                                  By: INVESCO Senior Secured Management, Inc
                                      As Subadvisor


                                  By /s/ Joseph Rotondo
                                     ------------------------------------------
                                     Name:  Joseph Rotondo
                                     Title: Authorized Signatory

                                  J.H. WHITNEY MARKET VALUE FUND,
                                  L.P.,
                                  as Lender


                                  By /s/ Kevin J. Curley
                                     ------------------------------------------
                                     Name:  Kevin J. Curley
                                     Title: Authorized Signatory

                                  MERRILL LYNCH SENIOR FLOATING
                                  RATE FUND, INC.



                                  By /s/ Harsh Jaggi
                                     ------------------------------------------
                                     Name:  Harsh Jaggi
                                     Title: Authorized Signatory


                                  MASTER FLOATING RATE TRUST



                                  By /s/ Harsh Jaggi
                                     ------------------------------------------
                                     Name:  Harsh Jaggi
                                     Title: Authorized Signatory


                                  MERRILL LYNCH GLOBAL INVESTMENT
                                  SERIES:  BANK LOAN INCOME
                                  PORTFOLIO
                                  By: Merrill Lynch Investment Managers, L.P.
                                      as Investment Advisor


                                  By /s/ Harsh Jaggi
                                     ------------------------------------------
                                     Name:  Harsh Jaggi
                                     Title: Authorized Signatory


                                  MERRILL LYNCH PRIME RATE
                                  PORTFOLIO
                                  By: Merrill Lynch Investment Managers, L.P.
                                      as Investment Advisor


                                  By /s/ Harsh Jaggi
                                     ------------------------------------------
                                     Name:  Harsh Jaggi
                                     Title: Authorized Signatory

                                  METROPOLITAN PROPERTY AND
                                  CASUALTY INSURANCE COMPANY                   ,
                                  ---------------------------------------------
                                  as Lender



                                  By /s/ James. R. Dingler
                                     ------------------------------------------
                                     Name:  James R. Dingler
                                     Title: Authorized Signatory

                                  CLYDESDALE CLO 2001-I, LTD.                  ,
                                  ---------------------------------------------
                                  as Lender

                                  Nomura Corporate Research and Asset
                                  Management Inc. as Collateral Manager



                                  By /s/ Elizabeth C. MacLean
                                     ------------------------------------------
                                     Name:  Elizabeth O. MacLean
                                     Title: Vice President

                                  OCTAGON INVESTMENT PARTNERS II, LLC
                                  By: Octagon Credit Investors, LLC
                                      as sub-investment manager                ,
                                  ---------------------------------------------
                                  as Lender


                                  By /s/ Michael B. Nechamkin
                                     ------------------------------------------
                                     Name:  Michael B. Nechamkin
                                     Title: Portfolio Manager

                                  OCTAGON INVESTMENT PARTNERS IV,
                                  LTD.
                                  By: Octagon Credit Investors, LLC
                                      as collateral manager                    ,
                                  ---------------------------------------------
                                  as Lender


                                  By /s/ Michael B. Nechamkin
                                     ------------------------------------------
                                     Name:  Michael B. Nechamkin
                                     Title: Portfolio Manager

                                  HARBOURVIEW CDO II, LTD.
                                  ---------------------------------------------
                                  as Lender


                                  By /s/ Lisa Chaffee
                                     ------------------------------------------
                                     Name:  Lisa Chaffee
                                     Title: Manager

                                  Oppenheimer Senior Floating Rate Fund        ,
                                  ---------------------------------------------
                                  as Lender


                                  By /s/ David Foxhoven
                                     ------------------------------------------
                                     Name:  David Foxhoven
                                     Title: A.V.P.

                                  ML CLO XII PILGRIM AMERICA
                                  (CAYMAN) Ltd.
                                  By: ING Pilgrim Investments, Inc.
                                      as it's investment manager


                                  By /s/ Daniel A. Norman
                                     ------------------------------------------
                                     Name:  Daniel A. Norman
                                     Title: Senior Vice President

                                  Sequils - Centurion V, Ltd.
                                  American Express Asset Management Group Inc.
                                  as Collateral Manager                        ,
                                  ---------------------------------------------
                                  as Lender


                                  By /s/ Michael M. Leyland
                                     ------------------------------------------
                                     Name:  Michael M. Leyland
                                     Title: Managing Director

                                  SEQUILS PILGRIM-1 LTD.
                                  By: ING Pilgrim Investments, Inc.
                                      as it's investment manager


                                  By /s/ Daniel A. Norman
                                     ------------------------------------------
                                     Name:  Daniel A. Norman
                                     Title: Senior Vice President

                                  Sankaty Advisors, LLC as Collateral
                                  Manager For Great Point CLO 1999-1 LTD., as Term Lender


                                  By /s/ Diane J. Exter
                                     ------------------------------------------
                                     Name:  Diane J. Exter
                                     Title: Managing Director
                                            Portfolio Manager

                                  SANKATY HIGH YIELD ASSET
                                  PARTNERS, L.P.                               ,
                                  ---------------------------------------------
                                  as Lender


                                  By /s/ Diane J. Exter
                                     ------------------------------------------
                                     Name:  Diane J. Exter
                                     Title: Managing Director
                                            Portfolio Manager

                                  SANKATY HIGH YIELD PARTNERS II, L.P.
                                  ---------------------------------------------
                                  as Lender


                                  By /s/ Diane J. Exter
                                     ------------------------------------------
                                     Name:  Diane J. Exter
                                     Title: Managing Director
                                            Portfolio Manager

                                 LONG LANE MASTER TRUST IV
                                 By: Fleet National Bank As Trust Administrator,
                                 ----------------------------------------------
                                 as Lender


                                 By /s/ Renee Nadler
                                    -------------------------------------------
                                    Name:
                                    Title:

                                  STANFIELD ARBITRAGE CDO, LTD.
                                  By:  Stanfield Capital Partners LLC
                                  as its Collateral Manager                    ,
                                  ---------------------------------------------
                                  as Lender


                                  By /s/ Christopher A. Bondy
                                     ------------------------------------------
                                     Name:  Christopher A. Bondy
                                     Title: Partner

                                  STANFIELD CLO LTD.
                                  By:  Stanfield Capital Partners LLC
                                  as its Collateral Manager                    ,
                                  ---------------------------------------------
                                  as Lender


                                  By /s/ Christopher A. Bondy
                                     ------------------------------------------
                                     Name:  Christopher A. Bondy
                                     Title: Partner

                                  STANFIELD/RMF TRANSATLANTIC CDO
                                  LTD.
                                  By:  Stanfield Capital Partners LLC
                                  as its Collateral Manager                    ,
                                  ---------------------------------------------
                                  as Lender


                                  By /s/ Christopher A. Bondy
                                     ------------------------------------------
                                     Name:  Christopher A. Bondy
                                     Title: Partner

                                  WINDSOR LOAN FUNDING LIMITED
                                  By:  Stanfield Capital Partners LLC
                                  as its Investment Manager                    ,
                                  ---------------------------------------------
                                  as Lender


                                  By /s/ Christopher A. Bondy
                                     ------------------------------------------
                                     Name:  Christopher A. Bondy
                                     Title: Partner

                                  LIBERTY-STEIN ROE ADVISOR
                                  ---------------------------------------------
                                  FLOATING RATE ADVANTAGE FUND
                                  ---------------------------------------------
                                  as Lender
                                  by Stein Roe & Farnham Incorporated As
                                  Advisor


                                  By /s/ James R. Fellows
                                     ------------------------------------------
                                     Name:  James R. Fellows
                                     Title: Sr. Vice President & Portfolio
                                            Manager

                                  THE SUMITOMO TRUST AND BANKING
                                  CO., LTD., NEW YORK BRANCH                   ,
                                  ---------------------------------------------
                                  as Lender


                                  By /s/ Stephen A. Stratico
                                     ------------------------------------------
                                     Name:  Stephen A. Stratico
                                     Title: Vice President

                                  GALAXY CLO 1999-1, LTD.                      ,
                                  ---------------------------------------------
                                  as Lender
                                  by:  SAI Investment Adviser, Inc.
                                       its Collateral Manager


                                  By /s/ Thomas G. Brandt
                                     ------------------------------------------
                                     Name:  Thomas G. Brandt
                                     Title: Authorized Agent

                                  KZH SOLEIL LLC
                                  as Lender


                                  By /s/ Virginia Conway
                                     ------------------------------------------
                                     Name:  Virginia Conway
                                     Title: Authorized Agent

                                  KZH SOLEIL-2 LLC
                                  as Lender


                                  By /s/ Virginia Conway
                                     ------------------------------------------
                                     Name:  Virginia Conway
                                     Title: Authorized Agent

                                  TORONTO DOMINION (NEW YORK), INC.
                                  ---------------------------------------------
                                  as Lender


                                  By /s/ Stacey L. Malek
                                     ------------------------------------------
                                     Name:  Stacey L. Malek
                                     Title: Vice President

                                  COLUMBUS LOAN FUNDING LTD.
                                  By: Travelers Asset Management International
                                  Company LLC                                  ,
                                  ---------------------------------------------
                                  as Lender


                                  By /s/ Matthew J. McInerny
                                     ------------------------------------------
                                     Name:  Matthew J. McInerny
                                     Title: Assistant Investment Officer

                                  THE TRAVELERS INSURANCE COMPANY              ,
                                  ---------------------------------------------
                                  as Lender


                                  By /s/ Matthew J. McInerny
                                     ------------------------------------------
                                     Name:  Matthew J. McInerny
                                     Title: Assistant Investment Officer

                                  COLISEUM FUNDING LTD.

                                  By: Travelers Asset Management International
                                  Company LLC                                  ,
                                  ---------------------------------------------
                                  as Lender


                                  By /s/ Matthew J. McInerny
                                     ------------------------------------------
                                     Name:  Matthew J. McInerny
                                     Title: Assistant Investment Officer

                                  KATONAH II, LTD                              ,
                                  ---------------------------------------------
                                  as Lender


                                  By /s/ Ralph Della Rocca
                                     ------------------------------------------
                                     Name:  Ralph Della Rocca
                                     Title: Authorized Officer
                                            Katonah Capital, L.L.C.
                                            As Manager

                         CONSENT OF SUBSIDIARY GUARANTOR


                                          Dated as of June 29, 2001

               Each of the undersigned corporations, as a Subsidiary Guarantor under the Subsidiary Guaranty dated April 28, 2000 (as confirmed by the Guaranty and Security Confirmation dated as of March 30, 2001, the "Subsidiary Guaranty") in favor of the Secured Parties under the Credit Agreement referred to in the foregoing Amendment, hereby consents to such Amendment and hereby confirms and agrees that notwithstanding the effectiveness of such Amendment, the Subsidiary Guaranty is, and shall continue to be, in full force and effect and is hereby ratified and confirmed in all respects, except that, on and after the effectiveness of such Amendment, each reference in the Subsidiary Guaranty to the "Credit Agreement", "thereunder", "thereof" or words of like import shall mean and be a reference to the Credit Agreement, as amended by such Amendment.


                                  GUARDIAN ASSETS, INC.


                                  By: /s/ Kenneth Joyce
                                     ------------------------------------------
                                      Name:  Kenneth Joyce
                                      Title: Chief Financial Officer









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